Exhibit 99.2

Toyota Business Highlights Q3 FY2024 TOYOTA MOTOR NORTH AMERICA, INC. (Toyota U.S.) MONTHLY RESULTS • The U . S . automobile SAAR figure for January 2024 came in at 15 . 0 M units, down from January 2023 at 15 . 7 M units . • Toyota U . S . reported January 2024 sales of 165 , 753 units, an increase of 18 . 4 % on a daily selling rate (DSR) basis and 23 . 3 % on a volume basis versus January 2023 . • Toyota division posted January 2024 sales of 143 , 241 units, an increase of 20 . 7 % on a DSR basis and 25 . 7 % on a volume basis versus January 2023 . • Lexus division posted January 2024 sales of 22 , 512 units, an increase of 5 . 7 % on a DSR basis and 10 . 1 % on a volume basis versus January 2023 . ‡ “Other” consists of Central and South America, Oceania, Africa, Middle East and Other. Source: TMC company filings. *Bar chart represents vehicles sales as % of Top 5 Models sales TOYOTA MOTOR CORPORATION (TMC) FINANCIAL RESULTS 143,241 22,512 Toyota U.S. January 2024 Vehicle Sales Toyota Division Lexus Division J a n - 2 3 J a n - 2 4 Jan - 24 Jan - 23 RAV4 36,273 23,419 Camry 22,061 16,774 Corolla 17,689 13,049 4Runner 10,104 7,945 Highlander 10,004 14,264 Toyota U.S. January Vehicles Sales Toyota Division Top 5 Models* J a n - 2 3 J a n - 2 4 Jan - 24 Jan - 23 RX 7,016 7,957 NX 5,079 5,093 TX 2,911 - ES 2,112 2,199 GX 1,926 2,095 Toyota U.S. January Vehicles Sales Lexus Division Top 5 Models* Yen in millions TMC Consolidated Financial Performance Q3 FY24 Q3 FY23 Sales Revenues ¥12,041,104 ¥9,754,685 Operating income 1 , 680 , 94 4 956 , 65 2 Net income attributable to TMC 1 , 357 , 81 4 727 , 94 2 TMC Consolidated Balance Sheet Q3 FY24 Q3 FY23 Current assets ¥31 , 854 , 71 7 ¥24 , 759 , 95 7 Receivables related to financial services, non - current 19 , 124 , 06 5 16 , 191 , 68 1 Investments and other assets 19 , 828 , 67 3 18 , 205 , 89 3 Property, plant and equipment, net 13 , 424 , 69 9 12 , 423 , 05 6 Total assets ¥84 , 232 , 15 4 ¥71 , 580 , 58 7 Liabilities ¥50 , 708 , 18 8 ¥43 , 130 , 56 4 Shareholders' equity 33 , 523 , 96 6 28 , 450 , 02 3 Total liabilities and shareholders' equity ¥84 , 232 , 15 4 ¥71 , 580 , 58 7 Yen in billions Operating Income by Geographic Region Q3 FY24 Q3 FY23 Japan ¥1 , 10 4 ¥683 North America 227 (18) Europe 103 63 Asia 238 169 Other‡ 9 66 Elimination (2) (6) 300 250 200 150 100 50 0 6 11 16 21 J a n - 1 9 A p r - 19 Jul - 19 Oc t - 19 Jan - 20 A p r - 20 Jul - 20 Oc t - 20 Jan - 21 A p r - 21 Jul - 21 Oc t - 21 Jan - 22 A p r - 22 Jul - 22 Oc t - 22 Jan - 23 A p r - 23 Jul - 23 Oc t - 23 Jan - 24 Toyota U.S. Light Vehicle Sales (units in thousands) Seasonally Adjusted Annual Rate (units in millions) U.S. Light Vehicle Seasonally Adjusted Annual Rate (SAAR) and Toyota U.S. Sales January 2019 - January 2024 SAAR Toyota U.S. Sales Source: Toyota, Bloomberg, Ward’s Automotive Group Toyota U.S. monthly results include fleet sales volume Japan 1 , 11 5 975 North America 475 415 Europe 238 210 Asia 489 510 Other‡ 126 133 S a l e s ( un i t s) Q 3 F Y 2 4 Q 3 F Y 2 3 Japan 558 532 North America 776 607 Europe 327 277 Asia 480 476 Ot h e r ‡ 40 9 439 Units in thousands P r odu c t i o n ( un i t s) Q 3 F Y 2 4 Q 3 F Y 2 3

1 TMCC market share represents the percentage of total domestic Toyota U.S. sales of new Toyota and Lexus vehicles financed by us, excluding sales under dealer rental car and commercial fleet programs, sales of a private Toyota distributors and private label vehicles financed. SHORT - TERM FUNDING PROGRAMS • TMCC ‡ , Toyota Credit de Puerto Rico Corp . (TCPR), Toyota Credit Canada Inc . (TCCI)†, Toyota Finance Australia Limited (TFA)† and Toyota Motor Finance (Netherlands) B . V . (TMFNL)† maintain direct relationships with institutional commercial paper investors through TMCC’s Sales & Trading team , providing each access to a variety of domestic and global markets through five, distinct 3 (a)(3) programs . • Short - term funding needs are met through the issuance of commercial paper in the U . S . Commercial paper outstanding under our commercial paper programs ranged from approximately $ 16 . 9 billion to $ 18 . 1 billion during the quarter ended December 31 , 2023 , with an average outstanding balance of $ 17 . 5 billion . † TCCI, TFA, and TMFNL are subsidiaries of Toyota Financial Services Corporation (TFSC), a wholly - owned subsidiary of Toyota Motor Corporation (TMC) . TMCC is a wholly - owned subsidiary of Toyota Financial Service International Corporation (TFSIC), a wholly - owned subsidiary of TFSC . ‡ TMCC consolidated financial liabilities include TMCC and its consolidated subsidiaries, which includes TCPR . LET’S GO PLACES On February 6, 2024, Toyota announced a $1.3 billion investment at its flagship Kentucky facility for future electrification efforts including assembly of an all - new, three row battery electric SUV for the U.S. market. The project brings the plant’s total investment to nearly $10 billion and reinforces Toyota’s commitment to high - quality vehicles and long - term job stability. The Sales and Trading team engages in direct dialogue with institutional investors delivering a variety of fixed income products to meet our clients’ investment objectives and risk tolerances . We focus on providing simple, personal, and proactive service in the execution of all trades . Sales and Trading Contacts Jeffrey DeSilva | Region Manager (469) 486 - 6759 jeffrey.desilva@toyota.com Bob Barish | Funding & Liquidity Analyst (469) 486 - 5598 bob.barish@toyota.com Chuan Qin, CFA| Funding & Liquidity Analyst (469) 486 - 6020 chuan.qin@toyota.com Nicholas Ro, CFA | National Manager (469) 786 - 8961 nicholas.ro@toyota.com Jason Kelley | Region Manager (469) 486 - 5301 jason.kelley@toyota.com Justin Lee | Funding & Liquidity Analyst (469) 486 - 6187 justin.lee1@toyota.com Vincent Rotariu | Funding & Liquidity Analyst (469) 486 - 6159 vincent.rotariu@toyota.com Forward looking statements are subject to risks and uncertainties that could cause actual results to fall short of current expectations. Toyota and its affiliates discuss these risks and uncertainties in filings they make with the Securities and Exchange Commission. This presentation does not constitute an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation . Units In Thousands Units in Thousands TMCC - Market Share 1 Q3 FY24 53.3% Q3 FY23 52.4% TMCC - Toyota U.S. Contracts Subvened Q3 FY23 Q3 FY24 150 128 100 67 58 50 29 14 16 0 New Retail Used Retail Lease C on t r a c t s C on t r a c t s C on t r a c t s TMCC - Vehicle Financing Volume Q3 FY23 Q3 FY24 300 223 200 191 100 85 83 59 87 0 New Retail Used Retail Lease C on t r a c t s C on t r a c t s C on t r a c t s Net Charge - offs as a Percentage of Average Finance Receivables 0.75% 0.62% 0.50% 0.46% 0.25% 0.18% 0.00% Q3 FY22 Q3 FY23 Q3 FY24 62 .0 68 .8 31 .6 33 .3 $0 $ 4 0 $ 2 0 $ 8 0 $ 6 0 $ 1 2 0 $ 1 0 0 $ 1 4 0 16.9 17.4 Q3 FY23 Q3 FY24 Amount ($billions) TMCC Consolidated Financial Liabilities Outstanding (Face Value) Secured notes & loans payable Unsecured notes & loans payable C o mm erc i al Paper Total financing revenues Income before income taxes Net Income $2 , 85 6 476 364 $3 , 09 8 716 603 Debt - to - Equity Ratio 5.9x 6.7x • Our consolidated net income was $603 million for the third quarter of fiscal 2024, compared to $364 million for the same period in fiscal 2023. The increase in net income for the third quarter of fiscal 2024, compared to the same period in fiscal 2023, was primarily due to a $255 million increase in investment and other income, net, a $242 million increase in total financing revenues, a $199 million decrease in depreciation on operating leases, and a $72 million decrease in provision for credit losses, partially offset by a $465 million increase in interest expense and a $54 million increase in operating and administrative expense. • We recorded a provision for credit losses of $206 million for third quarter of fiscal 2024, compared to $278 million for the same period in fiscal 2023. The decrease in the provision for credit losses for the third quarter of fiscal 2024, compared to the same periods in fiscal 2023, was primarily due to the relative changes in economic conditions. • Net charge - offs as a percentage of average finance receivables for the first nine months of fiscal 2024 increased to 0.62 percent from 0.46 percent for the same period in fiscal 2023. Our default frequency as a percentage of outstanding finance receivable contracts increased to 1.22 percent for the first nine months of fiscal 2024, compared to 0.80 percent in the same period in fiscal 2023. Our average finance receivables loss severity per unit for the first nine months of fiscal 2024 increased to $13,738 from $11,746 in the first nine months of fiscal 2023. The increases in net charge - offs, default frequency, and loss severity per unit were due to an increase in full balance charge - offs, higher average amounts financed, and higher delinquencies. TOYOTA MOTOR CREDIT CORPORATION (TMCC) FINANCIAL RESULTS U.S. dollars in millions TMCC Financial Performance Q3 FY23 Q3 FY24